Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------


         We consent to the incorporation by reference in this Annual Statement of The Tracker Corporation of America on Form S-8 of our report dated July 3, 2000 for the Year Ended March 31, 2000.


J. L. Stephan Co., P.C.

Traverse City, Michigan

March 1, 2001